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                                                                    EXHIBIT 23.2

                        CONSENT OF PRICEWATERHOUSECOOPERS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 30, 2000, relating to the consolidated financial statements an financial statement schedules, which appear in Getty Images, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.



/s/ PricewaterhouseCoopers
London
August 15, 2000